UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 13, 2010

L.B. Foster Company
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-10436	25-1324733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 Holiday Drive Pittsburgh, Pennsylvania		15220
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 928-3417
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 13, 2010, L.B. Foster Company (“L.B. Foster”) entered into the First Amendment (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of February 16, 2010 (the “Merger Agreement”), by and among L.B. Foster, Foster Thomas Company, a West Virginia corporation and a wholly-owned subsidiary of L.B. Foster (“Purchaser”), and Portec Rail Products, Inc., a West Virginia corporation (“Portec”).
The Merger Agreement provides for a tender offer by Purchaser to purchase all of the outstanding shares of common stock of Portec (the “Shares”) at a price of $11.71 per Share (the “Offer”), net to the seller in cash, and the subsequent merger of Portec and Purchaser, with Portec surviving as a wholly-owned subsidiary of L.B. Foster (the “Merger”). Consummation of the Offer by Purchaser is subject to certain conditions, including the condition that the number of Shares that have been validly tendered and not withdrawn, together with the number of Shares then owned by L.B. Foster or any of its subsidiaries represents at least 65% of the total number of outstanding Shares, on a fully diluted basis (the “Minimum Condition”).
The Merger Agreement provides that either Portec or L.B. Foster may terminate the Merger Agreement if L.B. Foster has not accepted for payment a number of Shares equal to the Minimum Condition by the earlier of the expiration of the Offer in accordance with its terms or the close of business on June 15, 2010 (the “Drop Dead Date”). Pursuant to Amendment No. 1, the Drop Dead Date is extended to the close of business on August 31, 2010.
The Merger Agreement also provides that Portec and its officers, directors, and representatives shall not take any action that is designed or reasonably likely to facilitate, induce or encourage any inquiries with respect to proposals for transactions with third parties involving Portec. Pursuant to Amendment No. 1, L.B. Foster has waived this provision for the sole and limited purpose of allowing Portec or its representatives to contact Ameridan Resources LLC (“Ameridan”) in response to a verbal inquiry Portec recently received from Ameridan.
Other than the two provisions discussed above, the Merger Agreement remains in full force and effect, and is ratified and confirmed by Amendment No. 1.
The foregoing discussion is a summary of Amendment No. 1 and the Merger Agreement, does not purport to be complete, and is qualified in its entirety by Amendment No. 1 and the Merger Agreement. A copy of Amendment No. 1 is filed as Exhibit (a)(5)(N) to L.B. Foster’s Schedule TO-T/A filed on May 13, 2010 and is incorporated herein by reference. A copy of the Merger Agreement is filed as Exhibit 2.1 to L.B Foster’s Current Report on Form 8-K filed on February 17, 2010 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of May 13, 2010, by and among Portec Rail Products, Inc., L. B. Foster Company and Foster Thomas Company, incorporated by reference to Exhibit (a)(5)(N) to Schedule TO-T/A filed by L.B. Foster Company on May 13, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. Foster Company
Date: May 13, 2010	By:	/s/ David L. Voltz
		Name:	David L. Voltz
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of May 13, 2010, by and among Portec Rail Products, Inc., L. B. Foster Company and Foster Thomas Company, incorporated by reference to Exhibit (a)(5)(N) to Schedule TO-T/A filed by L.B. Foster Company on May 13, 2010.